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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of
Directors of ITEQ, Inc.:

    As independent public accountants, we hereby consent to the incorporation of our report dated May 15, 1997 related to the financial statements of Exell, Inc. included in this Form 8-K/A into ITEQ's previously filed Registration Statement File no. 33-09051 on Form S-8.


ARTHUR ANDERSEN LLP

Houston, Texas
October 27, 1997